UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): July 10, 2014
 ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed principally to reflect certain retrospective revisions for changes in reportable segments that have been made to the consolidated financial statements of Energy Transfer Equity, L.P. (“ETE” or the “Partnership”) that were previously filed with the Securities and Exchange Commission by the Partnership on February 27, 2014 as Items 1, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”). ETE began reporting comparative results using the revised segment presentation effective with the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2014.
As a result of the transaction that was consummated between ETE and Energy Transfer Partners, L.P. (“ETP”) on February 19, 2014, ETE's reportable segments in its consolidated financial statements were re-evaluated. Beginning with ETE's Form 10-Q for the period ended March 31, 2014, ETE's reportable segments now consist of the following:

•	Investment in ETP, including the consolidated operations of ETP;

•	Investment in Regency, including the consolidated operations of Regency Energy Partners LP (“Regency”);

•	Investment in Trunkline LNG, including the operations of Trunkline LNG Company, LLC (“Trunkline LNG”); and

•	Corporate and Other.
In order to preserve the nature and character of the disclosures set forth in the 2013 Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the realignment of ETE's reportable segments, as described above. No attempt has been made in the audited financial statements included in Exhibit 99.1 in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the 2013 Form 10-K to reflect events or occurrences after the date of the filing of the 2013 Form 10-K, February 27, 2014. Therefore, this Form 8-K should be read in conjunction with the Form 10-K, and filings made by ETE with the SEC subsequent to the filing of the Form 10-K, including ETE's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 filed on May 8, 2014.
Item 9.01 of this Current Report on Form 8-K revises certain information contained in ETE's 2013 Form 10-K to reflect these changes in reportable segments. In particular, Exhibit 99.1 contains a revised description of the ETE’s business segments, financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP
23.2	Consent of Ernst & Young LLP
99.1
Revised Energy Transfer Equity, L.P. description of the business, financial statements as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Report of Ernst & Young LLP
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By: LE GP, LLC, its general partner

Date: July 10, 2014	/s/ Jamie Welch Jamie Welch Group Chief Financial Officer